                                                                 Exhibit 24


                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 27th day of March, 1998.




/s/ Angela M. Hiatt                /s/ Duane W. Acklie
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of February, 1998.




/s/ Susan Hartley                  /s/ William W. Cook, Jr.
    ------------------                 --------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 17th day of February, 1998.




/s/ Linda M. Daiker                /s/ Terry L. Fairfield
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 26th day of March, 1998.




/s/ Jeannine Zier                  /s/ John Haessler
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of February, 1998.




/s/ Susan K. Abraham               /s/ Charles R. Hermes
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 20th day of March, 1998.




/s/ Kathy Dvorak                   /s/ Frank Hilsabeck
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 7th day of February, 1998.




/s/ Karolynn S. Mizell             /s/ Paul C. Schorr, III
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 26th day of March, 1998.




/s/ Christine L. Thompson          /s/ William C. Smith
    ---------------------              -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of February, 1998.




/s/ Diane M. Dermann               /s/ James W. Strand
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 20th day of February, 1998.




/s/ Diane M. Dermann               /s/ C. N. Wheatley
    ------------------                 -------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 10th day of February, 1998.




/s/ Diane M. Dermann               /s/ Thomas C. Woods, III
    ------------------                 --------------------
    Witness                            Director

                             POWER OF ATTORNEY

     WHEREAS, ALIANT COMMUNICATIONS INC., a Nebraska corporation (hereinafter referred to as the "Corporation") and ALIANT COMMUNICATIONS CO., a Delaware corporation (hereinafter referred to as the "Company"), will each file with the Securities and Exchange Commission, under the provisions of the Securities Exchange act of 1934, on or before the due date of March 30, 1998, an annual report on Form 10-K; and

     WHEREAS, the undersigned is the Director of the Corporation and of the Company.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank
H. Hilsabeck, Robert L. Tyler and Michael J. Tavlin or any one of them, as attorney-in-fact, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to the annual report on Form 10-K for the Corporation and to the annual report on Form 10-K for the Company and any and all amendments to each such annual report, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this document this 13th day of February, 1998.




/s/ Patricia A. Thraen             /s/ Lyn Wallin Ziegenbein
    ------------------                 ---------------------
    Witness                            Director